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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 23, 1999

                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

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
              DELAWARE                             0-24710                            52-1700207
(State or other Jurisdiction              (Commission File Number)                 (I.R.S. Employer
      of Incorporation)                                                            Identification No.)

   1221 AVENUE OF THE AMERICAS, 36TH FL., NEW YORK, NY                                 10020
       (Address of Principal Executive Offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (212) 584-5100

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ITEM 5.  OTHER EVENTS.

         The registrant is filing certain exhibits under Item 7 hereof, which exhibits relate to the registrant's offerings of 3,000,000 shares of its Common Stock and $125,000,000 aggregate principal amount of its 8 3/4% Convertible Subordinated Notes due 2009, which have been registered under the Securities Act of 1933 on Form S-3 (Registration No. 333-86003).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The Exhibit Index attached hereto is incorporated herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CD RADIO INC.

                                     By: /s/ Patrick L. Donnelly
                                         ---------------------------
                                         Patrick L. Donnelly
                                         Senior Vice President, General Counsel
                                             and Secretary

Dated: September 30, 1999


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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

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
               Exhibit No.                              Description of Exhibit
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
                  1.01                     Terms Agreement for Common Stock among the registrant,
                                           Merrill Lynch & Co., Lehman Brothers Inc., Bear,
                                           Stearns & Co. Inc., Banc of America Securities LLC,
                                           and C.E. Unterberg, Towbin, dated September 23, 1999
                                           (filed herewith)

                  1.02                     Terms Agreement for 8 3/4% Convertible Subordinated
                                           Notes among the registrant, Merrill Lynch & Co.,
                                           Lehman Brothers Inc., Bear, Stearns & Co. Inc.
                                           and Banc of America Securities LLC, dated September 23,
                                           1999 (filed herewith)

                  4.01                     First Supplemental Indenture, dated September 29, 1999,
                                           with respect to the registrant's 8 3/4% Convertible
                                           Subordinated Notes due 2009, between the registrant and
                                           the U.S. Trust Company of Texas, N.A. (filed herewith)

                  4.02                     Form of the registrant's 8 3/4% Convertible
                                           Subordinated Notes due 2009 (included in Article VII
                                           to Exhibit 4.01)


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